SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

000-23593		94-3221585
(Commission File Number)		(IRS Employer Identification No.)

	487 East Middlefield Road, Mountain View, CA	94043

	(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

On May 24, 2004, VeriSign, Inc. (“VeriSign” or the “Company”) announced that it signed a definitive agreement to acquire Jamba! AG. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

(c)    Exhibits

99.1	Text of press release of VeriSign, Inc. issued on May 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 25, 2004	By:	/s/ James M. Ulam

James M. Ulam Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release of VeriSign, Inc. dated May 24, 2004.